Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with Amendment No. 1 to the Annual Report of Competitive Technologies, Inc. (the "Company") on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johnnie D. Johnson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Johnnie D. Johnson

Johnnie D. Johnson

Chief Financial Officer

(Principal Financial and Accounting Officer)

May 15, 2012